Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Note 7 — Income Taxes

A reconciliation of the income tax provision computed at the statutory tax rate to the Company’s effective tax rate is as follows:

	2012	2011
U.S. federal statutory rate	35.00%	35.00%
State & local taxes	5.36%	(0.06)%
Tax on foreign operations	(0.78)%	(1.27)%
State research and development credits	1.06%	1.11%
Other	(2.29)%	(3.07)%
Valuation allowance	(38.35)%	(31.71)%
Effective tax rate	—	—

Significant components of the Company’s deferred tax assets as of December 31, 2012 and 2011 are as follows:

	2012	2011
Deferred tax assets:
Net operating loss carry forwards	$25,721,000	$24,714,000
Research and development credits	1,054,000	1,019,000
Nonqualified stock option compensation expense	1,701,000	1,586,000
Other temporary book – tax differences	441,000	331,000
Total deferred tax assets	28,917,000	27,650,000
Valuation allowance for deferred tax assets	(28,917,000)	(27,650,000)
Net deferred tax assets	$—	$—

A valuation allowance has been recognized to offset the Company’s net deferred tax asset as it is more likely than not that such net asset will not be realized. The Company primarily considered its historical loss and potential Internal Revenue Code Section 382 limitations to arrive at its conclusion that a valuation allowance was required.

At December 31, 2012, the Company had Federal and New Jersey income tax net operating loss carryforwards of $81,616,000 and foreign income tax net operating loss carryforwards of $8,233,000. The Company also had Federal research tax credit carryforwards of $1,054,000 at December 31, 2012 and $1,020,000 at December 31, 2011. The Federal net operating loss and tax credit carryforwards will expire at various times between 2013 and 2026 unless utilized.

It is the Company’s policy to report interest and penalties, if any, related to unrecognized tax benefits in income tax expense.